Annual Meeting of Shareholders December 2, 2010 Exhibit 99.1

» Certain statements in this presentation may contain “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934,
as amended. These statements include assumptions, expectations, predictions, intentions or beliefs about future events, particularly statements that may relate to market outlook and trends in our industry, availability of raw materials and inventories, future operating results, potential returns of capital to stockholders, plans related to strategic initiatives or future expansion activities, growth opportunities and capital expenditures. Although TPC
Group Inc. (the “Company” or “TPC Group”) believes that such statements are based on reasonable assumptions, no assurance can be given that such statements will prove to have been correct. A number of factors could cause actual results to vary materially from those expressed or implied in any forward-looking statements, including risks and uncertainties such as volatility in the petrochemicals industry, limitations on the
Company’s access to capital, the effects of competition, leverage and debt service, general economic conditions, litigation and governmental investigations, and extensive environmental, health and safety laws and regulations.
More information about the risks and uncertainties relating to TPC Group and the forward-looking statements are found in the Company’s SEC filings, including the Annual Report on Form 10-K, as amended, which are available free of charge on the SEC’s website at http://www.sec.gov . TPC Group expressly disclaims any obligation to update any forward-looking statements contained in this presentation to reflect events or circumstances that may arise after the date of this presentation, except as otherwise required by applicable law.
» This presentation may also contain non-GAAP financial measures.  Provided herein is a reconciliation, for each period presented, of such non-GAAP financial information to the most directly comparable GAAP measures.

Forward-Looking Statements &
Non-GAAP Financial Measures

Our Past Year
“Strengthening Our Business”
»
Continued Investment in Operating Excellence Initiatives
• Record setting Environmental / Health / Safety Performance
• No Process Safety Incidents
• Accelerated investment in High Return / Low Risk Capital Projects
• Excellent Operating Performance through 2010 year to date
• Capital Spending at $22 MM (CY’10)
»
Continued Growth of Performance Products
• Gross profit from $61.5 MM in FY’09 to $73.5 MM FY’10 and sustained (19.5%
increase)
• Polyisobutylene Volumes grew by 50% (to 182 MM) during FY’10, averaging over
80% of capacity during CY’10
»
Executed our Strategic Initiatives to increase Liquidity of Equity  and
Strengthen Capital Structure
• Public company listing in January
• Initiated trading on NASDAQ in April (TPCG)
• Amend / Extend Asset Based Revolver ($175MM) in May
• Placed $350 MM  8¼ % Sr. Secured Bonds (Replacing Term Loan) in October
• Initiated Dutch Auction Tender for $130 MM of public shares in November

Current Business Environment
“Stable, Consistent Markets”
»
Butadiene markets balanced
• Global supply remains limited with light feed cracking by ethylene producers
• Overall global rubber demand stable and improving with economic recovery
• Natural rubber pricing above synthetic (leading the way on price)
• Asia capacity additions helping to balance
»
Stable gas, oil and feedstock prices allowing for predictable end product margins
• Butene-1, Isobutylene, Raffinates gasoline based
• Performance Products tied to propylene and butane
»
Butene – 1 market (co-monomer in polyethylene manufacturing)
strong due to North America ethylene cost position
»
Fuel / Lube / Surfactants additives markets for HPIB, PIB, Nonene,
Tetramer are steady and growing outside of North America

Where We Are Headed
“Investing in our Future”
»
Continue to build on Operating Excellence Efforts
• Investment in Environmental, Health, Safety
• New Technical Center in Houston
• High Return / Low Risk Capital  (>50% IRR)
• Reliability and operability enhancements
»
Targeting EBITDA Growth to $150MM by end of 2012
• Increased margins in C4 Processing Segment
• Continued ramp up on Polyisobutylene, Nonene volumes
• High return projects implementation
• Capital Spending targeted at $25 - $30 MM for 2011
• CY 2011 EBITDA expected to be up from FY’10 and LTM (through September)
»
Strategic Initiatives
• Continued long term margin expansion across products and services
• Drive next steps of growth (isobutylene / polyisobutylene) for 2013 and beyond
• Continue to seek additional CC4 supply / additional processing opportunities
• Investor relations visibility

TPC Group

Adjusted Proforma EBITDA and Net Cash from Operating Activities ($ mm)

EBITDA
Net Cash from Operating Activities
WTI ($ per bbl)
110
90
70
50
30
10
-10
$86
$94
$63
$104
$97
$58
$77 (1)
$70
$50
$40
(2)
$85
$75
$62
(3)
(2)
$98
$94
$77
FY 2007
FY 2008
FY 2009
FY 2010
LTM Sep 2010

(1) Includes Hurricane Ike loss
(2) Excludes $17 million insurance recoveries from Hurricane Ike loss
(3) Excludes $65 million for year end AR collections effort
Adjusted EBITDA and Operating Cash Flow
FY 2007 – FY 2010 & LTM Sep 2010

TPC Group Inc
Annual Shareholder Meeting Presentation
Reconciliation of Adjusted Proforma EBITDA to Net Income (Loss) (in millions)
Fiscal Year Ended June 30, LTM Sep
2007 2008 2009 2010 2010
Adjusted Proforma EBITDA $         86 $           104  $           77 $           85 $           98
Proforma Adjustments  (1) (2)
- - (37) 17 17
Adjusted EBITDA as Reported 86 104 40 102 115
Reconciliation to Net Income (Loss)
Income taxes (14) (15) 12 (19) (23)
Interest expense, net (17) (19) (17) (15) (15)
Depreciation and amortization (29) (36) (42) (40) (39)
Loss on sale of assets - (1) - - -
Asset impairment - - (6) - -
Non-cash stock-based compensation (5) (6) (6) (1) (1)
Unrealized gain (loss) on derivatives - - (4) 4 3
Net income (loss) $          21 $              27 $          (23) $            31 $            40
(1) FY 2009 reflects proforma adjustment for Hurricane Ike loss.
(2) FY 2010 and LTM September 30, 2010 reflect proforma adjustment for insurance recoveries from Hurricane Ike loss.